Exhibit 10.4

FIRST AMENDMENT AND WAIVER TO GUARANTY AND
SECURITY AGREEMENT

        This First Amendment and Waiver to Guaranty and Security Agreement (the “First Amendment”) is made as of this 31st day of December, 2003 by and among, between FOUNDATION FINANCIAL SERVICES, INC., NATIONALCARE® MARKETING, INC., LIFESTYLES MARKETING GROUP, INC., PRECISION DIALING SERVICES, INC., SENIOR BENEFITS, L.L.C., and WESTBRIDGE PRINTING SERVICES, INC., each, as Grantor (collectively, “Grantors,” and each individually, a “Grantor”); each Lender which is a Beneficiary thereunder from time to time (collectively, “Lenders,” and each individually, a “Lender”); and CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC (formerly CREDIT SUISSE FIRST BOSTON MANAGEMENT CORPORATION) (“CSFBM”), as Administrative Agent (in such capacity, the “Administrative Agent”) and Secured Party (in such capacity, the “Secured Party”).

WITNESSETH

        WHEREAS, the Grantors, the Lenders, the Administrative Agent and the Secured Party are parties to the Guaranty and Security Agreement dated as of April 17, 2001 (the “Guaranty Agreement”);

        WHEREAS, pursuant to an Intercreditor and Subordination Agreement among LaSalle Bank National Association (“LaSalle”) and CSFBM, as Administrative Agent, for itself and for certain lenders identified therein, certain amounts owed by Ascent Assurance Inc. (the “Borrower”) were subordinated to amounts owed by the Borrower and its affiliates to LaSalle (the “Senior Obligations”);

        WHEREAS, the Credit Agreement between Ascent Funding, Inc. (“AFI”), a wholly owned subsidiary of the Borrower, and LaSalle and the agreements relating thereto (collectively, the “LaSalle Financing Documents”), pursuant to which the Senior Obligations were owed to LaSalle, have been terminated;

        WHEREAS, the Borrower and AFI now desire to replace the financing previously available under the LaSalle Financing Documents by entering into a similar financing arrangement with The Frost National Bank (“Frost”) and, in connection therewith, providing Frost with security and collateral for such financing that is comparable to the collateral provided to LaSalle;

        WHEREAS, the Grantors, the Lenders, the Administrative Agent and the Secured Party desire to allow the Borrower, AFI and certain of their affiliates to enter into such arrangements; and

        WHEREAS, in order for the Borrower, AFI and such affiliates to be able to enter into the financing arrangements with Frost, the Lenders, the Administrative Agent and the Secured Party have agreed to waive certain terms under the Guaranty Agreement and allow the Grantors to grant certain security interests under the Receivables Financing Agreements;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Grantors, the Lenders, the Administrative Agent and the Secured Party hereby agree as follows:

        Section 1. Amendments. Upon satisfaction of the conditions set forth in Section 3 of this First Amendment, effective as of the date hereof, the Guaranty Agreement shall be amended as follows:

        1.1.        Definitions. Unless otherwise defined in this First Amendment, terms defined in the Guaranty Agreement are used herein as defined therein. Section 1 of the Guaranty Agreement shall be amended by adding the following new definitions in alphabetical order:

“AFI” means Ascent Funding, Inc., a Delaware corporation that is a wholly owned subsidiary of the Borrower.

“Frost” means The Frost National Bank.

“LaSalle” means LaSalle Bank National Association.

“LaSalle Financing Documents” means collectively, the Credit Agreement between AFI and LaSalle and the agreements relating thereto.

“NCM ” means NationalCare® Marketing, Inc., a Delaware Corporation.

“Receivables Financing Agreements” means the Credit Agreement being entered into as of the date hereof between AFI and Frost, pursuant to which Frost will loan to AFI from time to time an aggregate amount at any one time outstanding of up to $3,000,000, the Guaranty Agreement between the Borrower and Frost, the Guaranty Agreement between NCM and Frost, the Pledge Agreement between the Borrower and Frost, the Pledge Agreement between NCM and Frost, the Security Agreement between AFI and Frost and each other agreement to be entered into in connection therewith.

        1.2.        References to LaSalle. The Lenders, the Administrative Agent and the Secured Party hereby acknowledge that, as a result of the termination of the LaSalle Financing Documents and the execution and delivery of the Receivables Financing Agreements, Frost will receive a security interest in substantially all of the collateral that previously secured the obligations owed to LaSalle under the LaSalle Financing Documents, as well as certain corporate guarantees. Without limiting the generality of the foregoing, it is understood that pursuant to the Receivables Financing Agreements, AFI will pledge all of its assets to Frost, each of the Borrower and NCM will guarantee the obligations of AFI under the Credit Agreement, Frost will receive a security interest in, and a pledge of, all of the outstanding capital stock of AFI, Freedom Life Insurance Company of America and National Foundation Life Insurance Company, and certain other collateral will secure the obligations of AFI and its affiliates under the Receivable Financing Agreements, all as set forth therein. Accordingly, all references to LaSalle in the Guaranty Agreement (including the schedules and exhibits thereto) are no longer applicable and, unless the context otherwise requires, such references shall hereafter be deemed to refer to “The Frost National Bank” and any references related to the LaSalle Credit Agreement or any of the related agreements shall be deemed to be amended to refer to the corresponding Receivables Financing Agreement, as appropriate. Without limiting the generality of the foregoing, the definition of “Excluded Property” in Section 1 of the Guaranty Agreement shall be deemed to include the collateral set forth in Section 6.4(h) of Credit Agreement between the Borrower and the Lender, dated as of April 17, 2001, as amended.

        Section 2. Consent to Receivables Financing. The Lenders, the Administrative Agent and the Secured Party hereby consent to the execution, delivery and performance by AFI, the Borrower and certain of their affiliates of each of the Receivables Financing Agreements (as defined in Section 1.1 above) in substantially the forms attached hereto as Exhibit A. Notwithstanding anything in the Credit Agreement, the Guaranty Agreement or any of the related agreements to the contrary, the execution, delivery and performance of the Receivables Financing Agreements shall not constitute a Default or an Event of Default under the Credit Agreement, the Guaranty Agreement or any of the related agreements.

        Section 3. Conditions. The effectiveness of this First Amendment is expressly conditioned upon receipt by CSFBM of one or more copies of this First Amendment executed by the Grantors.

        Section 4. Miscellaneous. Except as herein provided, the Guaranty Agreement shall remain unchanged and in full force and effect. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. This First Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

GRANTORS:

FOUNDATION FINANCIAL SERVICES, INC.,

By: Patrick J. Mitchell
Patrick J. Mitchell President

NATIONALCARE® MARKETING, INC.,

By: Patrick J. Mitchell
Patrick J. Mitchell Chief Executive Officer

LIFESTYLES MARKETING GROUP, INC.,

By: Patrick J. Mitchell
Patrick J. Mitchell President

PRECISION DIALING SERVICES, INC.,

By: Patrick J. Mitchell
Patrick J. Mitchell Chief Executive Officer

SENIOR BENEFITS, L.L.C.,

By: Patrick J. Mitchell
Patrick J. Mitchell Chief Executive Officer

WESTBRIDGE PRINTING SERVICES, INC.,

By: Patrick J. Mitchell
Patrick J. Mitchell Chief Executive Officer

LENDERS:

CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC

By: Alan Freudenstein
Alan Freudenstein President

ADMINISTRATIVE AGENT:

CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC

By: Alan Freudenstein
Alan Freudenstein President

SECURED PARTY:

CREDIT SUISSE FIRST BOSTON MANAGEMENT LLC

By: Alan Freudenstein
Alan Freudenstein President

EXHIBIT A

RECEIVABLES FINANCING AGREEMENTS

1.     Credit Agreement among Ascent Funding, Inc., Ascent Assurance, Inc. and NationalCare® Marketing, Inc. and The Frost National Bank dated as of December 31, 2003.

2.     Security Agreement by Ascent Funding, Inc. for the benefit of The Frost National Bank dated as of December 31, 2003.

3.     Pledge and Security Agreement between Ascent Assurance, Inc. and The Frost National Bank dated as of December 31, 2003.

4.     Guaranty Agreement by Ascent Assurance, Inc. in favor of The Frost National Bank dated as of December 31, 2003.

5.     Pledge and Security Agreement between NationalCare® Marketing, Inc. and The Frost National Bank dated as of December 31, 2003.

6.     Guaranty Agreement by NationalCare® Marketing, Inc. in favor of The Frost National Bank dated as of December 31, 2003.